UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) January 23, 2003

INGERSOLL-RAND COMPANY LIMITED
(Exact name of registrant as specified in its charter)

                                   Bermuda                           1-985                                   N/A
                       (State of incorporation)   (Commission File Number)         (I.R.S. Employer
                                                                                                                Identification No.)

Clarendon House
2 Church Street
   Hamilton HM 11, Bermuda

(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 295-2838

INGERSOLL-RAND COMPANY LIMITED

Item 9.       REGULATION FD DISCLOSURE

Attached hereto as an exhibit which is incorporated herein by reference is the registrant's press release announcing financial results for the fourth quarter and year to date 2002 and the Fourth Quarter 2002 earnings conference call presentation.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.  Additionally, the submission of this Report of Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by regulation FD.

Exhibit No.          Description

99.1                    Press Release of Ingersoll-Rand Company Limited dated January 23, 2003.

99.2                    Ingersoll-Rand Fourth Quarter 2002 Earnings Conference Call Presentation
                           dated January 23, 2003.

INGERSOLL-RAND COMPANY LIMITED

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: January 23, 2003                       /S/ Richard W. Randall
                                                          Richard W. Randall, Vice President and
                                                          Corporate Controller

                                                          Principal Accounting Officer